                                                                   EXHIBIT 10.16

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAW, AND THUS NEITHER THIS WARRANT NOR SUCH COMMON STOCK MAY BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR SUCH SECURITIES LAWS OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE. ANY TRANSFER OF THIS WARRANT AND SUCH COMMON STOCK ARE ALSO SUBJECT TO THE TERMS OF A SHAREHOLDERS AGREEMENT DATED NOVEMBER 22, 1995, AS AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                       NEW CENTURY FINANCIAL CORPORATION
                       ---------------------------------
                        WARRANT TO PURCHASE COMMON STOCK
                        --------------------------------

NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Company"), certifies for value received Comerica Incorporated, a Delaware corporation and bank holding company (the "Purchaser") is entitled to purchase from the Company, at any time during the period set forth in Section 2.1 hereof, at $7.50 per share (the "Purchase Price") 100,000 shares of Common Stock of the Company, subject to adjustment as hereinafter provided (the "Warrant Stock"), on the terms and subject to the conditions herein set forth. If the closing of the initial public offering of the Common Stock of the Company (the "Offering") occurs within six months of the Date of Grant, the Purchase Price shall be automatically and without further action by the Company amended to equal the initial public offering price in the Offering, without deducting any underwriting discounts or commissions.

     1.   Definitions.  As used in this Warrant, the following terms shall mean:
          -----------

          1.1 "Common Stock" refers to the shares of the Company's common stock, $0.01 par value.

          1.2 "Warrant" shall refer to this Warrant and any warrant delivered in substitution or exchange therefore as provided herein.

          1.3  "Date of Grant" shall mean May 30, 1997.

     2.   Exercise.
          --------

          2.1  Time of Exercise.  This Warrant may be exercised at the office of
               ----------------
the Company at any time or from time to time, from and after the Date of Grant and until 5:00 p.m., Pacific time on May 30, 2002 (the "Expiration Date"), at which time this Warrant shall expire and be of no further force or effect.

          2.2  Mandatory Exercise.  Notwithstanding any other provision herein,
               ------------------
the Purchaser shall be required to exercise

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

this Warrant in full at such time as the fair market value of the Common Stock is equal to or greater than three (3) times the Purchase Price (the "Mandatory Exercise Event"); provided, however, that the Mandatory Exercise Event shall not occur prior to the third anniversary of the Date of Grant. For purposes of this
Section 2.2, the fair market value of the Common Stock shall be determined, and any disputes regarding such determination shall be resolved, according to the procedures set forth in Section 2.3(b) hereof. The Company shall give the Purchaser written notice of the Mandatory Exercise Event if and when it occurs. If the Warrant is not exercised in full in accordance with Section 2.3 hereof within ten (10) days after the receipt of such notice by the Purchaser or, in the case of a dispute regarding the determination of fair market value, within ten (10) days after a final determination of fair market value by an independent appraiser or investment banking institution pursuant to Section 2.3(b) hereof, the Warrant will terminate and be of no further force or effect.

          2.3          Manner of Exercise.
                       ------------------

          (a) This Warrant is exercisable, in whole or in part, at the Purchase Price payable in cash or by wire, cashier's check or other good funds payable to the order of the Company. Upon surrender of the Warrant together with payment of the Purchase Price for the Warrant Stock purchased (and any applicable transfer taxes) to the Company, and delivery of the purchase form attached hereto, the Purchaser shall be entitled to receive a certificate or certificates for the Warrant Stock so purchased with any appropriate private placement or other legends thereon, together with a new Warrant for any portion of this Warrant not exercised.

          (b) With the approval of the Board, which approval shall not be unreasonably withheld, the Purchaser may elect to (i) pay all or part of the Purchase Price with securities of the Company (including the unexercised portion of this Warrant) outstanding prior to the exercise of this Warrant, with such securities to be credited toward such purchase price at the fair market value of the securities, in which event the certificates evidencing the securities delivered shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in securities instead of cash or check shall not be effective and shall be rejected by the Company if the Company is then prohibited by applicable law from purchasing or acquiring the tendered securities, or (ii) accept payment of the fair market value of all or part of the Warrant Stock net of the Purchase Price for such Warrant Stock in consideration for the cancellation of the corresponding portion of the rights of Purchaser under this Warrant.

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

          For purposes of this Section 2.3(b), the fair market value of securities delivered upon exercise of the Warrant shall (i) if "publicly traded" (as defined below), be valued at either (x) the initial public offering price, if the Warrant is exercised concurrently with the initial public offering of the securities, or (y) the average of the closing prices for the securities for the 30-day period immediately preceding the delivery to the Company of the certificate(s) evidencing such securities, or (ii) if not publicly traded, be valued in good faith by the Board of Directors of the Company; provided, however, that if in the good faith judgement of the Purchaser the valuation established by the Board of Directors under this clause (ii) does not reasonably reflect the fair market value of the securities to be delivered in exercise of this Warrant, then the determination of fair market value shall be made by an independent appraiser or investment banking institution mutually acceptable to the Company and to the Purchaser (or, if such selection cannot be made by the Company and the Purchaser, by an independent appraiser or investment banking firm selected by the American Arbitration Association in accordance with its rules), with the fees and expenses of such independent appraiser or investment banking institution to be paid by the Purchaser. For purposes of the preceding sentence, the "closing prices" shall mean the closing prices of securities of the class and series of securities delivered as reported with respect to the market (or the composite of the markets, if more than one) in which such securities are then traded, or if no such closing prices are reported, the lowest independent offer quotation reported therefor in Level 2 of Nasdaq for trading days during the applicable 30-day averaging period. "Publicly traded" means a security which is listed or admitted to unlisted trading privileges on a national securities exchange or as to which sales or bid and offer quotations are reported in the automated quotation system ("Nasdaq") operated by the National Association of Securities Dealers, Inc.

          2.4  Vesting.  The Warrant Stock shall be exercisable in equal
               -------
installments on December 31, 1997, 1998 and 1999, subject to acceleration upon:

          (a) the occurrence of an "event" (as defined below), or

          (b) the exercise of the right by the Purchaser, pursuant to the Registration Rights Agreement by and among the Company and the shareholders set forth on the signature page thereto (the "Registration Rights Agreement"), to register the Common Stock underlying the Warrant (the "Registrable Securities"), but only to the extent (i) such Registrable Securities are actually registered pursuant to a registration statement prepared under the Act and (ii) the Purchaser does not own other shares of Common Stock that may be included in the registration statement pursuant to the Registration Rights

Agreement. In the event that less than all of Purchaser's Warrants are accelerated under this section 2.4(b) and any comparable provision in other warrants held by Purchaser, the shares next due to become vested shall be the first to accelerate.

An "event" is defined as:

          (1) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

          (2) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

          (3) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

     3.   Protection Against Dilution.
          ---------------------------

          3.1  Adjustment for Stock Splits and Combinations.
               --------------------------------------------

          If, while this Warrant is outstanding, the Company effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect shall be proportionately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be increased in proportion to such increase of outstanding shares, and conversely, if, during such time, the Company combines the outstanding shares of Common Stock, the Purchase Price then in effect shall be proportionately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares. Any adjustment under this Section 3.1 shall become effective as of the record date for such event and if such subdivision or combination is not consummated in full the Purchase Price shall be readjusted accordingly. For purposes of this Section 3.1 a stock dividend shall be considered a stock split.

          3.2  Adjustments for Other Dividends and Distributions.  If, while
               -------------------------------------------------
this Warrant is outstanding, the Company makes a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Purchaser shall receive upon exercise of the Warrant (but only to the extent the Warrant is exercised), in addition to the Warrant Stock receivable thereupon, the amount of securities of the Company which the Purchaser would have received had it owned such Warrant Stock on the date of such event.

          3.3  Adjustment for Reclassification, Exchange and Substitution.  If
               ----------------------------------------------------------
the Warrant Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of the same or any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or a merger, consolidation or sale of assets, provided for elsewhere in this section), then and in any such event Purchaser shall have the right thereafter, upon exercise of the Warrant to receive in lieu of Warrant Stock the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, in an amount equal to the amount that such Purchaser would have been entitled to had this Warrant been exercised to such extent prior to such event.

          3.4  Reorganizations, Mergers, Consolidations or Sales of Assets.  If,
               -----------------------------------------------------------
while this Warrant is outstanding, there is a capital reorganization of the Common Stock (other than as provided for elsewhere in this Section 3) or merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person then, as a part of such transaction, the Board of Directors of the Company may, but shall not be obligated to, make provision so that the Purchaser shall thereafter be entitled to receive, upon exercise of this Warrant (but only to the extent the Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon the exercise of this Warrant would have been entitled in such transaction. If the Board of Directors does not make provision for the preservation of the purchase rights of the Purchaser, then any Warrant rights not exercised as of the effective date of the closing of the subject transaction (the "Effective Date") shall be cancelled and of no further force or effect; provided that (1) the election of the Board to cause cancellation of the Warrants shall be evidenced by a resolution of the Board, (2) the holder of this Warrant shall receive written notice from the Company not less than 30 days prior to the Effective Date stating (a) the proposed Effective Date, (b) which of the rights evidenced by this Warrant are proposed to be cancelled, and (c) a description of the transaction which would result in the full or partial cancellation of this Warrant, and (3) if the subject transaction does not close within 120 days of the Effective Date stated in the notice, then the notice of cancellation, as well as any notices of intended exercise of this Warrant by the holder, shall be deemed rescinded.

     4.   Fractional Interests.
          --------------------

          The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than

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one Warrant shall be presented for exercise in full at the same time by the same
Holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock represented by the Warrants so presented. If any fraction of a share would, except for the provisions of this Section 4, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the current fair market value per share of Common Stock multiplied by such fraction.

     5.   Transfer of Securities.
          ----------------------

          5.1  Restriction on Transfer.  The Purchaser, by its acceptance
               -----------------------
hereof, represents, warrants, covenants and agrees that (i) the Purchaser has knowledge of the business and affairs of the Company, and (ii) this Warrant and the Warrant Stock issuable upon the exercise of this Warrant are being acquired for investment for the Purchaser's own account and not with a view to the distribution hereof, and that absent an effective registration statement under the Act covering the disposition of this Warrant or the Warrant Stock issued or issuable upon exercise of this Warrant, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with evidence satisfactory to the Company, including, at the Company's discretion, an opinion of counsel, satisfactory to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements, of applicable Federal and state securities laws and regulations and the Purchaser consents to the Company making a notation in its records or giving to any transfer agent of this Warrant or the Warrant Stock an order to implement such restriction on transferability.

          5.2  Transfer.  Subject to the terms hereof and the application of any
               --------
shareholders' agreement or other agreement that may restrict transferability, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose by the Purchaser, or by duly authorized attorney or representative (accompanied by proper evidence of succession, assignment or authority to transfer), upon surrender of this Warrant properly endorsed, payment of any necessary transfer tax or other governmental charge imposed upon such transfer and delivery of the Form of Assignment attached hereto. Upon any partial transfer, the Company will issue and deliver to the Purchaser a new Warrant with respect to the Warrant Stock not so transferred. Each taker and Purchaser of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable and that when the Warrant shall have been so endorsed, the Purchaser hereof may be treated by the Company and all other persons dealing with this Warrant, as the absolute owner hereof for all purposes, any notice to the contrary notwithstanding.

     6.  Payment of Taxes.
         ----------------

          All Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed upon the issue or delivery thereof (but not on income related thereto). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of this Warrant or the issue of any certificate for Warrant Stock in any name other than that of the Purchaser, and the Company shall not be required to issue or deliver any stock certificate until such tax or the charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     7.   Affirmative Duties of the Company.
          ---------------------------------

          7.1  Reservation of Warrant Stock.  The Company shall at all times
               ----------------------------
reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price for the Warrant Stock, all shares of Warrant Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

          7.2  No Impairment.  The Company will not amend its Certificate of
               -------------
Incorporation, reorganize, dissolve, or take any other voluntary action, a primary purpose of which is to avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

     8.   Notice.
          ------

          8.1  Notice to be Given.  Nothing contained in this Warrant shall be
               ------------------
construed as conferring upon the Purchaser the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

               (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution; or

               (b) A capital reorganization or reclassification of the Common Stock, a merger or consolidation of the

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     Company with any other entity, dissolution, liquidation or winding up of the Company or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then the Company shall give written notice of such event to the Purchaser of this Warrant at least 30 days prior to the date fixed as the record date or the date of closing the transfer books in connection with such transaction unless greater notice is required pursuant to the terms of Section 3.4 hereof. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in any such distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon any such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate).

     9.   Addresses.  All notices, requests, consents and other communications
          ---------
hereunder shall be in writing and shall be deemed to have been duly made when delivered or three days after mailing by registered or certified mail, postage prepaid, return receipt requested addressed to the parties at the following addresses or at such other addresses as shall be specified in writing and in accordance with this Section:

     If to the Purchaser:     Comerica, Incorporated
                              Comerica Tower at One Detroit
                              500 Woodward, MC 3391
                              Detroit, Michigan 48226
                              Attn:  Mark W. Yonkman,
                                     Assistant Secretary

     If to the Company:       New Century Financial Corporation
                              4910 Birch Street, Suite 100
                              Newport Beach, California 92660
                              Attn:  Mr. Brad A. Morrice

     10.  Miscellaneous.
          -------------

          10.1 Replacement of Warrants.  Upon receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          10.2 Successors.  All the covenants, agreements, representations and
               ----------
warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

          10.3 Change; Waiver.  Neither this Warrant nor any term hereof may be
               --------------
changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          10.4 Headings.  The section headings in this Warrant are inserted for
               --------
purposes of convenience only and shall have no substantive effect.

          10.5 Law Governing.  This Warrant is deliverable in the State of
               -------------
California, but shall for all purposes be construed and enforced in accordance with, and governed by the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective as of May 30, 1997.


                              NEW CENTURY FINANCIAL CORPORATION


                              By: /s/ ROBERT K. COLE
                                  -----------------------------------------
                                    Robert K. Cole, Chief Executive Officer

                               FORM OF ASSIGNMENT

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)


          FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto _____________________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee) _________________________________________________________________ this Warrant
Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________________ _________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated: __________________, 19__


                         Signature _____________________________________________

                                     NOTICE

          The signature to the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                       exercise the Warrant certificate.)

          The undersigned hereby irrevocably elects to exercise ________________ ___________________________________________ Warrants represented by this Warrant
Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number

________________________________________________________________________________
________________________________________________________________________________
                        (Please print name and address)

    If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________________________
________________________________________________________________________________
                        (Please print name and address)

Dated:  ___________________, 19__


                                    Signature __________________________________

                                    (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)